UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 3, 2004


                            MCLEODUSA INCORPORATED
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            (Exact name of registrant as specified in its charter)


       DELAWARE                      0-20763                   42-1407240
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(State or other jurisdiction     (Commission                 (IRS Employer
   of incorporation)              File Number)             Identification No.)


   McLeodUSA Technology Park, 6400 C Street SW,
       P.O. Box 3177, Cedar Rapids, IA                        52406-3177
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     (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (319) 364-0000



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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01    Entry into a Material Definitive Agreement.

On December 3, 2004, McLeodUSA Incorporated (the "Company") entered into the Sixth Amendment to the Credit Agreement dated as of May 31, 2000 among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent (the "Credit Agreement"), and the Third Amendment to the Credit Agreement dated as of April 16, 2002 among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent (the "Exit Facility"). The trailing four quarter minimum revenue covenants were amended to eliminate the minimum revenue covenant for the fourth quarter of 2004. The Company was not subject to a minimum revenue covenant for periods after the fourth quarter of 2004. In addition, the capital expenditure limits for the fiscal years ending December 31, 2005 and December 31, 2006 were revised downward to $75 million and $150 million, respectively. The amendments also require the Company to obtain the consent of lenders representing more than 50% of the outstanding loans and unused commitments under each of the Credit Facility and Exit Facility prior to arranging for any bank or financial institution to commit to funding any of the $50 million in additional loans the Company is authorized to seek under the Exit Facility. Theodore J. Forstmann, director and stockholder of the Company, and a General Partner in certain funds affiliated with Forstmann Little & Co. which collectively hold a controlling interest in the Company's voting securities, is a lender party to the Credit Agreement.

McLeodUSA paid approximately $0.9 million in fees to the lender group in connection with the approval of these amendments.

These amendments eliminate the risk of the Company's non-compliance with the former fourth quarter 2004 minimum revenue covenant. The Company remains in compliance with all of its obligations under the Credit Agreement and the Exit Facility.

Item 9.01    Financial Statements and Exhibits.

    (c)

Exhibit
Number       Exhibit Description
------------ -----------------------------------------------------------------
4.1          Third Amendment dated as of December 3, 2004 to the Credit
             Agreement dated as of April 16, 2002.

4.2 Sixth Amendment dated as of December 3, 2004 to the Senior Credit Agreement dated as of May 31, 2000.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MCLEODUSA INCORPORATED
                                              (Registrant)



Date: December 6, 2004                        /s/ G. Kenneth Burckhardt
                                              ---------------------------------
                                              By:  G. Kenneth Burckhardt
                                              Its: Executive Vice President
                                                   and Chief Financial Officer



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                               INDEX TO EXHIBITS

Exhibit
Number       Exhibit Description
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4.1          Third Amendment dated as of December 3, 2004 to the Credit
             Agreement dated as of April 16, 2002.

4.2 Sixth Amendment dated as of December 3, 2004 to the Senior Credit Agreement dated as of May 31, 2000.